UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 03, 2026

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On August 3 through and including August 7, 2026, Interactive Strength Inc., a Delaware corporation (the "Company") entered into Exchange Agreements (collectively, the "Exchange Agreements") with certain holders of the Company's convertible preferred stock or promissory notes (each, a "Holder" and collectively, the "Holders"), pursuant to which the Holders exchanged (i) shares of various series of the Company's convertible preferred stock or (ii) portions of promissory notes, for shares of the Company's Common Stock, par value $0.0001 per share ("Common Stock"). The exchanges were effected as follows:

August 3, 2026 Exchange Agreements

On August 3, 2026, the Company entered into an Exchange Agreement with Thomas Aulet, pursuant to which Mr. Aulet exchanged 211,400 shares of the Company's Series D2 Convertible Preferred Stock (the "Series D2 Preferred"), having an aggregate original purchase price of $422,800, for 140,000 shares of Common Stock at an exchange price of $3.02 per share (at or above the Nasdaq Minimum Price (with such term, as used in this Current Report on Form 8-K, having the definition found in Nasdaq Listing Rule 5635(d))).

On August 3, 2026, the Company entered into an Exchange Agreement with Alessandra Gotbaum, pursuant to which Ms. Gotbaum exchanged 211,400 shares of the Series D2 Preferred, having an aggregate original purchase price of $422,800, for 140,000 shares of Common Stock at an exchange price of $3.02 per share (at or above the Nasdaq Minimum Price ).

August 4, 2026 Exchange Agreements

On August 4, 2026, the Company entered into an Exchange Agreement with a holder of 36,000 shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred"), having an aggregate original purchase price of $72,000, pursuant to which Exchange Agreement, the holder exchanged the 36,000 Series A Preferred shares for 22,500 shares of Common Stock at an exchange price of $3.20 per share (at or above the Nasdaq Minimum Price).

On August 4, 2026, the Company entered into an Exchange Agreement with THLWY LLC, pursuant to which THLWY LLC exchanged 72,000 Series A Preferred shares, having an aggregate original purchase price of $144,000, for 45,000 shares of Common Stock at an exchange price of $3.20 per share (at or above the Nasdaq Minimum Price).

On August 4, 2026, the Company entered into an Exchange Agreement with a different holder of 36,000 shares of Series A Preferred shares, having an aggregate original purchase price of $72,000, pursuant to which Exchange Agreement, the holder exchanged the 36,000 Series A Preferred shares for 22,500 shares of Common Stock at an exchange price of $3.20 per share (at or above the Nasdaq Minimum Price).

On August 4, 2026, the Company entered into an Exchange Agreement with Vertical Investors, LLC, pursuant to which Vertical Investors, LLC exchanged 144,000 shares of the Company's Series C Convertible Preferred Stock, having an aggregate original purchase price of $288,000, for 90,000 shares of Common Stock at an exchange price of $3.20 per share (at or above the Nasdaq Minimum Price).

August 5, 2026 Exchange Agreements

On August 5, 2026, the Company entered into an Exchange Agreement with Piper Nominee IV Limited, pursuant to which Piper Nominee IV Limited exchanged 88,750 shares of the Company's Series E Convertible Preferred Stock, having an aggregate original purchase price of $177,500, for 50,000 shares of Common Stock at an exchange price of $3.55 per share (at or above the Nasdaq Minimum Price).

On August 5, 2026, the Company entered into an Exchange Agreement with Woodway (USA) Inc., pursuant to which Woodway (USA) Inc. exchanged $142,000 of principal balance on a promissory note for 40,000 shares of Common Stock at an exchange price of $3.55 per share (at or above the Nasdaq Minimum Price). The principal balance of the promissory note following the exchange was $1,956,085.

August 6, 2026 Exchange Agreements

On August 6, 2026, the Company entered into an Exchange Agreement with Ms. Gotbaum, pursuant to which Ms. Gotbaum exchanged 163,600 shares of the Series D2 Preferred, having an aggregate original purchase price of $327,200, for 97,092 shares of Common Stock at an exchange price of $3.37 per share (at or above the Nasdaq Minimum Price). Following this exchange, Ms. Gotbaum no longer holds any Series D2 Preferred shares.

On August 6, 2026, the Company entered into an Exchange Agreement with Mr. Aulet, pursuant to which Mr. Aulet exchanged 163,600 shares of the Series D2 Preferred, having an aggregate original purchase price of $327,200, for 97,092 shares of Common Stock at an exchange price of $3.37 per share (at or above the Nasdaq Minimum Price).

August 7, 2026 Exchange Agreements

On August 7, 2026, the Company entered into an Exchange Agreement with Mr. Aulet, pursuant to which Mr. Aulet exchanged 25,000 shares of the Series D2 Preferred, having an aggregate original purchase price of $50,000, for 14,535 shares of Common Stock at an exchange price of $3.44 per share (at or above the Nasdaq Minimum Price). Following this exchange, Mr. Aulet no longer holds any Series D2 Preferred shares.

On August 7, 2026, the Company entered into an Exchange Agreement with a holder of 17,200 Series A Preferred shares, having an aggregate original purchase price of $34,400, pursuant to which Exchange Agreement, the holder exchanged the 17,200 Series A shares for 10,000 shares of Common Stock at an exchange price of $3.44 per share (at or above the Nasdaq Minimum Price). Following this exchange, this holder holds 585,037 Series A Preferred shares.

On August 7, 2026, the Company entered into an Exchange Agreement with a different holder of 17,200 Series A Preferred shares, having an aggregate original purchase price of $34,400, pursuant to which Exchange Agreement, the holder exchanged the 17,200 Series A shares for 10,000 shares of Common Stock at an exchange price of $3.44 per share (at or above the Nasdaq Minimum Price). Following this exchange, this holder also holds 585,037 Series A Preferred shares.

On August 7, 2026, the Company entered into an Exchange Agreement with THLWY LLC, pursuant to which THLWY LLC exchanged 34,400 Series A Preferred shares, having an aggregate original purchase price of $68,800, for 20,000 shares of Common Stock at an exchange price of $3.44 per share (at or above the Nasdaq Minimum Price). Following this exchange, THLWY LLC holds 478,650 Series A Preferred shares.

In the aggregate, the Company issued 798,719 shares of Common Stock (the “Exchange Shares”) in connection with the Exchange Agreements. Following the issuance of the Exchange Shares and other unregistered share issuances, as of August 7, 2026, the Company had 1,380,396 shares of Common Stock outstanding.

The issuance of Common Stock in connection with the Exchange Agreements was made in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the "Securities Act"). The Company relied on this exemption because: (a) the exchanges were made exclusively with existing holders of the Company's securities; (b) no commission or other remuneration was paid or given directly or indirectly for soliciting the exchanges; (c) no party to the transactions is deemed an underwriter; (d) no additional cash consideration was paid by the Holders; and (e) the issuer of the Exchange Shares is the same issuer as the convertible preferred stock or promissory notes exchanged therefor. The Exchange Shares are restricted securities and bear restrictive legends.

The foregoing descriptions of the Exchange Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Exchange Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	August 7, 2026	By:	/s/ Caleb Morgret
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)